                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (DATE OF EARLIEST EVENT REPORTED) May 10, 1999


                           EXCEL SWITCHING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  MASSACHUSETTS
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

      0-23263                                            04-2992806
--------------------------                     ---------------------------------
 (COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)


                             255 INDEPENDENCE DRIVE
                          HYANNIS, MASSACHUSETTS 02601
              -----------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 862-3000
                                 --------------


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         This Amendment No. 2 is being filed to amend the Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999, as amended by Amendment No. 1 on Form 8-K/A, dated May 10, 1999 and filed with the Commission on July 23, 1999 (as amended, the "Report"). This Amendment No. 2 is being filed to add Exhibit 99.5 (Unaudited Supplemental Quarterly Consolidated Statements of Income for Excel Switching Corporation for each of the four fiscal quarters for the fiscal year ended December 31, 1998) to the Report. No other changes to the Report are being made.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      EXHIBITS.

         EXHIBIT
            NO.      DESCRIPTION
         --------    -----------

              2.1 Agreement and Plan of Merger and Reorganization dated as of April 15, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., the shareholders of RAScom, Inc. and Mark B. Galvin as Indemnification Representative (filed as Exhibit 2.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

              2.2 Amendment No. 1 to the Agreement and Plan of Merger and Reorganization dated as of May 7, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., those shareholders of RAScom, Inc. that are signatories thereto, and Mark B. Galvin as Indemnification Representative (filed as Exhibit 2.2 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

              4.1 Escrow Agreement dated as of May 10, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., State Street Bank and Trust Company, the shareholders of RAScom, Inc. and Mark B. Galvin as Indemnification Representative (filed as Exhibit 4.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

              4.2 Side Letter Agreement dated as of May 10, 1999 by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., State Street Bank and Trust Company and Mark
                     B. Galvin as Indemnification Representative (filed as
                     Exhibit 4.2 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

              4.3 Registration Rights Agreement, dated as of May 10, 1999, between the shareholders of RAScom that are signatories thereto and Excel Switching Corporation (filed as Exhibit
                     4.3 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

             23.1    Consent of Arthur Anderson LLP (previously filed as Exhibit
                     23.1 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).

             27.1 Restated Financial Data Schedule for the fiscal years 1996, 1997 and 1998 and for the three months ended March 28, 1998 and March 31, 1999 (filed as Exhibit 27.1 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).


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             99.1    Press Release of Excel Switching Corporation, dated May 11,
                     1999, announcing the consummation of the Merger (filed as Exhibit 99.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

             99.2 Press Release of Excel Switching Corporation dated April 15, 1999 announcing the acquisition of RAScom, Inc. by Excel Switching Corporation (filed as Exhibit 99.1 to the Report on Form 8-K, dated April 15, 1999 and filed with the Commission on April 23, 1999).

             99.3 Consolidated Financial Statements of RAScom, Inc. and Subsidiary as of December 31, 1998 and the unaudited the Consolidated Financial Statements of RAScom, Inc. and Subsidiary as of March 31, 1999 (filed as Exhibit 99.3 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).

             99.4 Supplemental Consolidated Financial Statements of Excel Switching Corporation as of December 27, 1997 and December 31, 1998 and the unaudited Supplemental Consolidated Financial Statements of Excel Switching Corporation as of March 31, 1999 (filed as Exhibit 99.4 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).

             99.5 Unaudited Supplemental Quarterly Consolidated Statements of Income for Excel Switching Corporation for each of the four fiscal quarters for the fiscal year ended December 31, 1998 (filed herewith).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EXCEL SWITCHING CORPORATION


Dated:  July 29, 1999                      By:    /s/ CHRISTOPHER STAVROS
                                              ------------------------------
                                              Christopher Stavros
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX

 EXHIBIT
   NO.         DESCRIPTION
 -------       -----------

     2.1 Agreement and Plan of Merger and Reorganization dated as of April 15, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., the shareholders of RAScom, Inc. and Mark B. Galvin as Indemnification Representative (filed as
               Exhibit 2.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

     2.2 Amendment No. 1 to the Agreement and Plan of Merger and Reorganization dated as of May 7, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., those shareholders of RAScom, Inc. that are signatories thereto, and Mark B. Galvin as Indemnification Representative (filed as
               Exhibit 2.2 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

     4.1 Escrow Agreement dated as of May 10, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., State Street Bank and Trust Company, the shareholders of RAScom, Inc. and Mark B. Galvin as Indemnification Representative (filed as Exhibit 4.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

     4.2 Side Letter Agreement dated as of May 10, 1999 by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., State Street Bank and Trust Company and Mark B. Galvin as Indemnification Representative (filed as Exhibit 4.2 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

     4.3 Registration Rights Agreement, dated as of May 10, 1999, between the shareholders of RAScom that are signatories thereto and Excel Switching Corporation (filed as Exhibit 4.3 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

    23.1 Consent of Arthur Anderson LLP (previously filed as Exhibit 23.1 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).

    27.1 Restated Financial Data Schedule for the fiscal years 1996, 1997 and 1998 and for the three months ended March 28, 1998 and March 31, 1999 (filed as Exhibit 27.1 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).

    99.1 Press Release of Excel Switching Corporation, dated May 11, 1999, announcing the consummation of the Merger (filed as Exhibit 99.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

    99.2 Press Release of Excel Switching Corporation dated April 15, 1999 announcing the acquisition of RAScom, Inc. by Excel Switching Corporation (filed as Exhibit 99.1 to the Report on Form 8-K, dated April 15, 1999 and filed with the Commission on April 23,
               1999).

    99.3 Consolidated Financial Statements of RAScom, Inc. and Subsidiary as of December 31, 1998 and the unaudited Consolidated Financial Statements of RAScom, Inc. and Subsidiary as of March 31, 1999 (filed as Exhibit 99.3 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).


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    99.4       Supplemental Consolidated Financial Statements of Excel Switching
               Corporation as of December 27, 1997 and December 31, 1998 and the unaudited Supplemental Consolidated Financial Statements of Excel Switching Corporation as of March 31, 1999 (filed as Exhibit 99.4 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).

    99.5 Unaudited Supplemental Quarterly Consolidated Statements of Income for Excel Switching Corporation for each of the four fiscal quarters for the fiscal year ended December 31, 1998 (filed herewith).


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